Note 6 - Acquisition of Gatling Exploration Inc. - Fair Value of Consideration and Assets and Liabilities Recognized (Details) - May 20, 2022 - Gatling Exploration Inc. [member]
$ / shares in Units, $ in Thousands
	USD ($) $ / shares shares	$ / shares
Statement Line Items [Line Items]
Asset acquisition, shares issued (in shares) | shares	774,643
MAG share price – C$ (in CAD per share) | (per share)	$ 14.47	$ 18.54
USD exchange rate	0.7807
Value of shares on close of Transaction	$ 11,212
Value of convertible note receivable	2,392
Value of replacement options and warrants	85
Transaction costs	350
Total consideration transferred, acquisition-date fair value	14,039
Identified assets acquired and liabilities assumed
Cash and cash equivalents	89
Receivables, prepaids and deposits	115
Exploration and evaluation assets	15,187
Total Assets	15,391
Accounts payable and accrued liabilities	1,315
Lease liabilities	37
Total Liabilities	1,352
Net assets acquired	$ 14,039